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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 13, 2008

                             EDISON INTERNATIONAL
            (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-9936                  95-4137452
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                          Rosemead, California 91770
         (Address of principal executive offices, including zip code)

                                 626-302-2222
             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement

      On March 13, 2008, a First Amendment (the "Amendment") to the Amended
and Restated Credit Agreement (the "Credit Agreement") among Edison
International, JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp
North America, Inc., as Syndication Agent, and Credit Suisse First Boston,
Lehman Commercial Paper Inc., and Wells Fargo Bank, N.A., as Documentation
Agents, and the lenders thereto, became effective.

      The Credit Agreement continues to provide for a $1.5 billion revolving credit facility at interest rates which are specified in the Credit Agreement and remain unchanged.  The Amendment extends the current termination date under the Credit Agreement for one year, from February 23, 2012 to February
25, 2013.  In addition, Edison International is permitted thereunder a total of five extension options (four remaining after the extension implemented by the Amendment), with an outside termination date of February 23, 2017.  The
Amendment further revises the time periods for notices relating to requests to extend the termination date.

      The Amendment also establishes a $200,000,000 swingline sub-facility with JPMorgan Chase Bank, N.A. acting as the initial swingline lender.

      Finally, the Amendment provides Edison International with additional
Eurodollar interest period options, and a shortened notice period for requesting Eurodollar loans.

      Many of the investment banking firms that are a party to the Credit
Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Edison International and certain of its subsidiaries and affiliates, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

      The foregoing description is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 hereto and incorporated by reference herein.

                Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      See the Exhibit Index below.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                       /s/ Linda G. Sullivan
                                       -----------------------------
                                       Linda G. Sullivan
                                       Vice President and Controller

Date:  March 19, 2008

                                EXHIBIT INDEX

Exhibit No.     Description

10.1            First Amendment to the Amended and Restated Credit
                Agreement among Edison International, JPMorgan Chase
                Bank, N.A., as Administrative Agent, Citicorp North
                America, Inc., as Syndication Agent, and Credit Suisse
                First Boston, Lehman Commercial Paper Inc., and Wells
                Fargo Bank, N.A., as Documentation Agents, and the
                lenders thereto.